                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of September, 1999

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998-1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4207957
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of September, 1999, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998-1, Monthly Distribution Report for September 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 09, 1999

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.3616
----------------------------------------------------------------------------------------
ISSUE DATE:   01/30/1998
CERTIFICATE BALANCE AT ISSUE:   $484,094,252.36

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               913                       $282,824,243.15
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $255,356.81
   Unscheduled Principal Collection/Reversals                    $60,431.07
   Liquidations-in-full                             10        $3,015,126.56
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,330,914.44   -$3,330,914.44

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  903                       $279,493,328.71

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,804,331.47

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $69,270.54

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $5,065,975.37


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                        WEIGHTED AVERAGE PC RATE: 7.3616
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,330,914.44     $1,735,060.93             $0.00     $1,735,060.93             $0.00     $5,065,975.37


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,820,797.00              $0.00                $0.00             $0.00      $4,820,797.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $166,816.00              $0.00                $0.00             $0.00        $166,816.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $9,681,885.00              $0.00                $0.00             $0.00      $9,681,885.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          9    $2,979,992.87         2      $555,262.84         1      $318,483.92

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after
the principal and interest distribution on   October 25, 1999 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                   I-B-1           $11,181,039.96
                   I-B-2            $4,282,100.51
                   I-B-3            $1,903,155.87
                   I-B-4            $1,665,260.52
                   I-B-5            $1,189,471.82
                   I-B-6            $1,189,475.33
                   Total           $21,410,504.01

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,820,797.00, $166,816.00, $9,681,885.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1999):

SERIES:  1998-1 (1406)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $279,493,328.71**    $3,853,739.63***     $2,979,992.87***

NUMBER                        903                 12                    9

% OF POOL
(DOLLARS)                  100.00%              1.38%                1.07%

% OF POOL
(NO. OF LOANS)             100.00%              1.33%                1.00%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $555,262.84***      $318,483.92***            $0.00***

NUMBER                          2                   1                   0

% OF POOL
(DOLLARS)                    0.20%               0.11%               0.00%

% OF POOL
(NO. OF LOANS)               0.22%               0.11%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.57735312.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.4873
----------------------------------------------------------------------------------------
ISSUE DATE:   01/30/1998
CERTIFICATE BALANCE AT ISSUE:   $207,436,432.22

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               289                       $101,975,849.35
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month               $90,489.71
   Unscheduled Principal Collection/Reversals                    $16,353.50
   Liquidations-in-full                              5        $2,385,583.43
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $2,492,426.64   -$2,492,426.64

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  284                        $99,483,422.71

SCHEDULED INTEREST AT MORTGAGE RATE:                            $660,943.93

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $24,646.13

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $3,128,724.44


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.4873
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $2,492,426.64       $636,297.80             $0.00       $636,297.80             $0.00     $3,128,724.44


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,036,105.00              $0.00                $0.00             $0.00      $4,036,105.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $4,148,729.00              $0.00                $0.00             $0.00      $4,148,729.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          5    $2,005,486.30         0            $0.00         2      $456,387.32

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of the Class II-B Certificates immediately
after the principal and interest distribution on   October 25, 1999 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                  II-B-1            $3,142,051.60
                  II-B-2              $698,233.27
                  II-B-3              $418,939.78
                  II-B-4              $349,116.65
                  II-B-5              $349,116.66
                  II-B-6              $279,296.90
                  Total             $5,236,754.86

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,036,105.00, $100,000.00, $4,148,729.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1999):

SERIES:  1998-1 (1407)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT      $99,483,422.71**    $2,461,873.62***     $2,005,486.30***

NUMBER                        284                  7                    5

% OF POOL
(DOLLARS)                  100.00%              2.47%                2.02%

% OF POOL
(NO. OF LOANS)             100.00%              2.46%                1.76%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***      $456,387.32***            $0.00***

NUMBER                          0                   2                   0

% OF POOL
(DOLLARS)                    0.00%               0.46%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.70%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.47958510.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.5545
----------------------------------------------------------------------------------------
ISSUE DATE:   01/30/1998
CERTIFICATE BALANCE AT ISSUE:   $128,532,742.83

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               769                        $86,313,083.52
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month               $88,121.82
   Unscheduled Principal Collection/Reversals                    $31,879.49
   Liquidations-in-full                              8          $881,471.20
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $1,001,472.51   -$1,001,472.51

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  761                        $85,311,611.01

SCHEDULED INTEREST AT MORTGAGE RATE:                            $564,617.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $21,173.26

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,544,917.16


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                        WEIGHTED AVERAGE PC RATE: 7.5545
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $1,001,472.51       $543,444.65             $0.00       $543,444.65             $0.00     $1,544,917.16


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,285,327.00              $0.00                $0.00             $0.00      $1,285,327.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $2,570,655.00              $0.00                $0.00             $0.00      $2,570,655.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         13    $1,087,164.91         4      $336,579.78         1      $106,947.51

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         1        $59,111.89               1             $200,804.60



The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group III Certificates were offered.

The Class Principal Balances of the Class III-B Certificates immediately
after the principal and interest distribution on   October 25, 1999 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                 III-B-1            $2,521,724.06
                 III-B-2            $1,323,904.82
                 III-B-3              $630,430.55
                 III-B-4              $378,258.53
                 III-B-5              $378,258.52
                 III-B-6              $441,305.28
                   Total            $5,673,881.76

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,285,327.00, $100,000.00, $2,570,655.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1999):

SERIES:  1998-1 (1408)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT      $85,311,611.01**    $1,790,608.69***     $1,087,164.91***

NUMBER                        761                 20                   13

% OF POOL
(DOLLARS)                  100.00%              2.10%                1.27%

% OF POOL
(NO. OF LOANS)             100.00%              2.63%                1.71%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $336,579.78***      $106,947.51***       $59,111.89***

NUMBER                          4                   1                   1

% OF POOL
(DOLLARS)                    0.39%               0.13%               0.07%

% OF POOL
(NO. OF LOANS)               0.53%               0.13%               0.13%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT         $200,804.60***

NUMBER                          1

% OF POOL
(DOLLARS)                   0.24%

% OF POOL
(NO. OF LOANS)              0.13%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.66373446.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                        WEIGHTED AVERAGE PC RATE: 7.6312
----------------------------------------------------------------------------------------
ISSUE DATE:   01/30/1998
CERTIFICATE BALANCE AT ISSUE:   $150,098,526.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1333                       $106,136,101.84
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $412,879.65
   Unscheduled Principal Collection/Reversals                   $139,081.18
   Liquidations-in-full                             11          $552,242.91
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $1,104,203.74   -$1,104,203.74

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1322                       $105,031,898.10

SCHEDULED INTEREST AT MORTGAGE RATE:                            $701,616.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                     -$832.92
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                            -$832.92

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $26,532.58

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                        -$58.87
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                         -$58.87

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,778,513.63


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                    WEIGHTED AVERAGE PC RATE: 7.6312
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $1,104,203.74       $675,083.94          -$774.05       $674,309.89             $0.00     $1,778,513.63


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         14      $991,413.34         1      $122,160.30         1       $53,769.23

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         4       $186,354.88               0                   $0.00



The Group IV-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group IV Certificates were offered.


The Class Principal Balances of the Class IV-B Certificates immediately
after the principal and interest distribution on   October 25, 1999 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                  IV-B-1            $3,142,051.60
                  IV-B-2              $698,233.27
                  IV-B-3              $418,939.78
                  IV-B-4              $349,116.65
                  IV-B-5              $349,116.66
                  IV-B-6              $279,296.90
                  Total             $5,236,754.86

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,500,985.00, $100,000.00, $1,500,985.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1999):

SERIES:  1998-1 (1409)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $105,031,898.10**    $1,353,697.75***       $991,413.34***

NUMBER                       1322                 20                   14

% OF POOL
(DOLLARS)                  100.00%              1.29%                0.94%

% OF POOL
(NO. OF LOANS)             100.00%              1.51%                1.06%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $122,160.30***       $53,769.23***      $186,354.88***

NUMBER                          1                   1                   4

% OF POOL
(DOLLARS)                    0.12%               0.05%               0.18%

% OF POOL
(NO. OF LOANS)               0.08%               0.08%               0.30%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.69975302.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                        WEIGHTED AVERAGE PC RATE: 7.1836
----------------------------------------------------------------------------------------
ISSUE DATE:   01/30/1998
CERTIFICATE BALANCE AT ISSUE:   $235,481,387.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               436                       $137,613,887.88
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $202,508.70
   Unscheduled Principal Collection/Reversals                    $29,695.72
   Liquidations-in-full                              2          $532,695.26
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                    $764,899.68     -$764,899.68

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  434                       $136,848,988.20

SCHEDULED INTEREST AT MORTGAGE RATE:                            $851,983.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $28,150.91

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,588,732.23


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT


SERIES:  1998-1                                    WEIGHTED AVERAGE PC RATE: 7.1836
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
     $764,899.68       $823,832.55             $0.00       $823,832.55             $0.00     $1,588,732.23


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $3,811,159.00              $0.00                $0.00             $0.00      $3,811,159.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $4,709,628.00              $0.00                $0.00             $0.00      $4,709,628.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          3      $808,533.84         2      $713,261.88         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group V-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group V Certificates were offered.

The Class Principal Balances of the Class VB Certificates immediately after the principal and interest distribution on October 25, 1999 are as follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                   V-B-1            $4,242,249.39
                   V-B-2            $1,834,486.43
                   V-B-3              $917,242.70
                   V-B-4              $573,276.58
                   V-B-5              $229,310.44
                   V-B-6              $802,590.66
                          $8,599,156.20

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,811,159.00, $100,000.00, $4,709,628.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1999):

SERIES:  1998-1 (1410)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $136,848,988.20**    $1,521,795.72***       $808,533.84***

NUMBER                        434                  5                    3

% OF POOL
(DOLLARS)                  100.00%              1.11%                0.59%

% OF POOL
(NO. OF LOANS)             100.00%              1.15%                0.69%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $713,261.88***            $0.00***            $0.00***

NUMBER                          2                   0                   0

% OF POOL
(DOLLARS)                    0.52%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.46%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.58114567.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.